Exhibit 99.2

Precision Immunotherapy TM Opexa Therapeutics, Inc. First Quarter 2013 Earnings Update Call 14 May 2013 NASDAQ: OPXA

2 Forward-Looking Statements This earnings presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements contained in this presentation, other than statements of historical fact, constitute “forward-looking statements.” The words “expects,” “believes,” “anticipates,” “estimates,” “may,” “could,” “intends,” and similar expressions are intended to identify forward-looking statements. The forward-looking statements in this presentation do not constitute guarantees of future performance. Investors are cautioned that statements in this presentation which are not strictly historical statements, including, without limitation, statements regarding the development of the Company’s product candidate, Tcelna (imilecleucel-T), constitute forwardlooking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks and uncertainties include, but are not limited to, risks associated with: market conditions; our capital position; the rights and preferences provided to the Series A convertible preferred stock and investors in the convertible secured notes we issued in July 2012 (including a secured interest in all of our assets); our ability to compete with larger, better financed pharmaceutical and biotechnology companies; new approaches to the treatment of our targeted diseases; our expectation of incurring continued losses; our uncertainty of developing a marketable product; our ability to raise additional capital to continue our development programs (including to undertake and complete any ongoing or further clinical studies for Tcelna), including in this regard our ability to satisfy various conditions required to access the financing potentially available under the purchase agreements with Lincoln Park Capital Fund, LLC (“Lincoln Park”) (such as the minimum closing price for our common stock and the requirement for an ongoing trading market for our stock); our ability to regain and maintain compliance with NASDAQ listing standards; the success of our clinical trials (including the Phase IIb trial for Tcelna in secondary progressive MS which, depending upon results, may determine whether Merck elects to exercise its Option); whether Merck exercises its Option and, if so, whether we receive any development or commercialization milestone payments or royalties from Merck pursuant to the Option; our dependence (if Merck exercises its Option) on the resources and abilities of Merck for the further development of Tcelna; the efficacy of Tcelna for any particular indication, such as for relapsing remitting MS or secondary progressive MS; our ability to develop and commercialize products; our ability to obtain required regulatory approvals; our compliance with all Food and Drug Administration regulations; our ability to obtain, maintain and protect intellectual property rights (including for Tcelna); the risk of litigation regarding our intellectual property rights or the rights of third parties; the success of third party development and commercialization efforts with respect to products covered by intellectual property rights that we may license or transfer; our limited manufacturing capabilities; our dependence on third-party manufacturers; our ability to hire and retain skilled personnel; our volatile stock price; and other risks detailed in our filings with the SEC. These forward-looking statements speak only as of the date made. We assume no obligation or undertaking to update any forward-looking statements to reflect any changes in expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. You should, however, review additional disclosures we make in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC.

3 Opexa’s Mission To lead the field of Precision ImmunotherapyTM by aligning the interests of patients, employees and shareholders.

4 Tcelna™ Addressing the Root Cause of Multiple Sclerosis; the Role of Myelin Reactive T Cells (MRTCs) • The Oligodendroglial cells play a vital role in the production of myelin, the protective coating of nerve fibers • When MRTCs cross the blood brain barrier and bind to the Antigen Presenting Cells, there is a release of pro-inflammatory Cytokines • The cytokine release is destructive to neurons, attacking both the Axons and the “Oligo” Cells Result �� Destruction of the myelin sheath• T cells play a vital role in our immune system. Most competing therapies non-specifically suppress all T-cells (including beneficial T cells) and/or focus on preventing their entry into the central nervous system, which may lead to serious side effects. Antigen MRTC Opexa’s Strategy TcelnaTM programs the immune system to specifically recognize MRTCs as pathogenic thereby inhibiting further destruction of the myelin sheath and potentially enable remyelination MRTC T cell Neuron OPN Penetration of the blood-brain barrier Antigen APC Microglial cell Myelin sheath Axon Glutamate Damage CNS Nature Reviews Immunology Oligodiendroglial cell Blood

5 TcelnaTM in Secondary Progressive Multiple Sclerosis • Patients initially experience a relapsingremitting course then transition to SPMS • SPMS patients experience worsening QOL / disability with or without relapses • Over 400,000 patients in U.S. and over 1 million world wide have MS • Approximately 30-45% of MS patients can be classified as Secondary Progressive • TcelnaTM is being pursued for this SPMS indication • Potential SPMS market in the U.S. alone could exceed $7 billion [150,000 SPMS patients at average cost of $50,000 per year of treatment] • No SPMS treatment approved by EMA; only one approved by FDA with limited use due to toxicity • 1/3rd market share translates to $2.5 billion dollar sales in the U.S. and $4-$5 billion globally Time Relapsing-remitting Secondary progressive (following relapsing-remitting) Primary-progressive Progressive-relapsing Disability

6 Merck Serono Agreement for MS indication • Feb 2013 option and license agreement with Merck Serono – Up to $220 million in additional milestone payments • Option exercise $25 million for starting Phase III/ or $15 million if another Phase II • $35 million FDA filing, approval and commercialized in US • $30 million for EU filing, approval and commercialization in at least three countries • RRMS development and commercialization of up to $40 million – One time commercial milestones of up to $85 million • Royalties ranging from 8 % to 15% of annual net sales with step-ups occurring when net sales exceed $500 million, $1 B & $2 B • Opexa maintains key rights: – Development and commercialization rights to Tcelna in Japan – Certain manufacturing rights – Co-development funding option in exchange for increased royalties – Rights to all other disease indications

7 Financials Income Statement Q1 2013 Q1 2012 Option Revenue $220,100 - Research & Development $1,621,366 $1,490,097 General & Administrative $1,102,435 $816,196 Earnings Per Share $ (0.58) $ (0.41) Balance Sheet Details March 31, 2013 Dec 31, 2013 Cash $7,834,336 $592,004 Basic Shares as of 05/10 8,070,130 Warrants as of 03/31 3,422,646 Weighted average X=$4.01 Stock Options 903,289 Weighted average X=$5.14 Market Cap ~$18 million

8 Abili-T TM: Landmark trial in SPMS • Abili-T Phase IIb clinical trial in SPMS is ongoing – Double-blind, 1:1 randomized, placebo-controlled – Inclusion criteria: Secondary Progressive MS with EDSS of 3 to 6 – 48 patients enrolled at April 30, 2013 – Immune Monitoring program conducted on a blinded basis • Fast Track designation granted by FDA for Tcelna in SPMS • 180 Patients expected to be enrolled – SPMS population – 30 sites in USA and Canada • Key Efficacy Endpoints: – Primary endpoint: Whole Brain Atrophy – Secondary endpoint: Disability metrics including EDSS, ARR, etc. – Exploratory endpoints: Quality of Life • 2 annual courses of personalized therapy • 2 years of assessment

9 Investment Thesis • Platform company • Esteemed Scientific Advisory Board • Precision therapy potentially maximizes efficacy and minimizes safety • Targeting an unmet medical need with a substantial potential revenue opportunity • Option Agreement recently secured with strong Pharma company • Replacement value of company is multiples of present market cap • Attractive potential risk-reward profile for long term/value investors • Goal-oriented management team focused on value creation for patients, employees and shareholders